Exhibit 10.1

PURCHASE AGREEMENT

THIS AGREEMENT is made as of the 27th day of July 2005 by and between Pharmacopeia Drug Discovery, Inc. (the “Company”), a corporation organized under the laws of the State of Delaware, with its principal offices at P.O. Box 5350, Princeton, New Jersey 08543-5350, and the purchaser whose name and address is set forth on the signature page hereof (the “Purchaser”).

IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

SECTION 1.           Authorization of Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the issuance and sale of up to 2,470,000 shares (the “Shares”) of common stock, par value $.01 per share (the “Common Stock”), of the Company. The Company reserves the right to increase or decrease the number of shares of Common Stock sold in this private placement prior to the Closing Date.

SECTION 2.           Agreement to Sell and Purchase the Shares. At the Closing (as defined in Section 3), the Company will issue and sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Shares (at the purchase price) shown below:

Number to Be Purchased	Price Per Share In Dollars	Aggregate Price
	$3.43	$

The Company proposes to enter into the same form of purchase agreement with certain other investors (the “Other Purchasers”) and expects to complete sales of the Shares to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the “Purchasers,” and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the “Agreements.”  The term “Placement Agent” shall mean Jefferies & Company, Inc.

SECTION 3.           Delivery of the Shares at the Closing. The completion of the purchase and sale of the Shares (the “Closing”) shall occur at the offices of Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104 as soon as practicable and as agreed to by the parties hereto, within three business days following the execution of the Agreements, or on such later date or at such different location as the parties shall agree in writing, but not prior to the date that the conditions for Closing set forth below have been satisfied or waived by the appropriate party (the “Closing Date”).

At the Closing, the Company shall deliver to the Purchaser one or more stock certificates registered in the name of the Purchaser, or, if so indicated on the Stock Certificate Questionnaire attached hereto as Appendix I, in such nominee name(s) as designated by the Purchaser, representing the number of Shares set forth in Section 2 above and bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(2) thereof and Rule 506 thereunder. The name(s) in which the stock certificates are to be registered are set forth in the Stock Certificate Questionnaire attached hereto as Appendix I. The Company’s obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company:  (a) receipt by the Company of same-day funds in the full amount of the purchase price for the Shares being purchased hereunder; (b) completion of the purchases and sales under the Agreements with the Purchasers; (c) the accuracy of the representations and warranties made by the Purchasers (as if such representations and warranties were made on the Closing Date) and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing.; and (d) a minimum aggregate purchase price by all Purchasers of $6,651,248 for the Shares. The Purchaser’s obligation to accept delivery of such stock certificate(s) and to pay for the Shares evidenced thereby shall be subject to the following conditions, any one or more of which may be waived by the Purchaser in writing: (a) each of the representations and warranties of the Company made herein shall be accurate as of the Closing Date; (b) the delivery to the Purchaser by Dechert LLP of a legal opinion in a form reasonably satisfactory to counsel to the Placement Agent; (c) the fulfillment of those undertakings of the Company to be fulfilled prior to Closing; and (d) a minimum aggregate purchase price by all Purchasers of $6,651,248 for the Shares. The Purchaser’s obligations hereunder are expressly not conditioned on the purchase by any or all of the Other Purchasers of the Shares that they have agreed to purchase from the Company.

SECTION 4.           Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

4.1      Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not reasonably be expected to have a Material Adverse Effect (as defined herein). The Company has no subsidiaries. For purposes of this Agreement, the term “Material Adverse Effect” shall mean a material adverse effect upon the business, financial condition, properties or results of operations of the Company.

4.2      Authorized Capital Stock. The Company had outstanding the capital stock set forth under the heading “Capitalization” in the Confidential Private Placement Memorandum, dated July 14, 2005 prepared by the Company, including all exhibits, supplements and amendments thereto (the “Private Placement Memorandum”), as of the date set forth therein; the issued and outstanding shares of the Company’s Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform to the description thereof contained in the Private Placement Memorandum. Except as disclosed in the Private Placement Memorandum, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company’s stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder, set forth in the Private Placement Memorandum accurately and fairly presents all material information with respect to such plans, arrangements, options and rights.

4.3      Issuance, Sale and Delivery of the Shares.

(a)           The Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and free and clear of all pledges, liens, restrictions and encumbrances (other than restrictions on transfer under state and/or federal securities laws), and will conform to the description thereof set forth in the Private Placement Memorandum. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. No stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company’s intent to file the registration statement to be filed by it pursuant to Section 7.1 (the “Registration Statement”)) to require the Company to register the sale of any shares owned by such stockholder under the Securities Act of 1933, as amended (the “Securities Act”) in the Registration Statement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein.

(b)           The Company shall not take any action that will cause the offering of the Shares pursuant to the Private Placement Memorandum and this Agreement to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of the Nasdaq National Market. The Company shall not, and shall use its best efforts to ensure that no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of the Nasdaq National Market.

4.4      Due Execution, Delivery and Performance of this Agreement. The Company has full legal right, corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provision of the certificate of incorporation or bylaws of the Company and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company pursuant to the terms or provisions of, and will not (i) conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under (A) any agreement, lease, franchise, license, permit or other instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected and in each case which would reasonably be expected to have a Material Adverse Effect, or (B) any statute or any judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its properties where such conflict, breach, violation or default is likely to result in a Material Adverse Effect. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the blue sky laws and federal securities laws applicable to the offering of the Shares. Upon the execution and delivery of this Agreement, and assuming the valid execution thereof by the Purchaser, this Agreement will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.3 hereof may be limited by federal or state securities laws or the public policy underlying such laws.

4.5      Accountants. The firm of Ernst & Young LLP, which has expressed its opinion with respect to the consolidated financial statements to be included or incorporated by reference in the Registration Statement and the prospectus which forms a part thereof (the “Prospectus”), is an independent accountant as required by the Securities Act and the rules and regulations promulgated thereunder (the “Rules and Regulations”).

4.6      No Defaults. The Company is not in violation or default of any provision of its certificate of incorporation or bylaws, or in breach of or default with respect to any provision of any agreement, judgment, decree, order, lease, franchise, license, permit or other instrument to which it is a party or by which it or any of its properties are bound which could reasonably be expected to have a Material Adverse Effect and there does not exist any state of facts which, with notice or lapse of time or both, would constitute an event of default on the part of the Company as defined in such documents and which would reasonably be expected to have a Material Adverse Effect.

4.7      Contracts. Except as disclosed in the Private Placement Memorandum, the Company has no material contracts. Any contracts described in the Private Placement Memorandum that are material to the Company are in full force and effect on the date hereof; and neither the Company nor, to the Company’s knowledge, is any other party in breach of or default under any of such contracts which would reasonably be expected to have a Material Adverse Effect.

4.8      No Actions. (1) There are no legal or governmental actions, suits or proceedings pending and (2) there are no inquiries or investigations, nor, to the Company’s knowledge, are there any legal or governmental actions, suits, or proceedings threatened to which the Company is or may be a party or of which property owned or leased by the Company is or may be the subject, or related to discrimination matters, which actions, suits or proceedings, individually or in the aggregate, might reasonably be expected to have a Material Adverse Effect; and no labor disturbance by the employees of the Company exists or, to the Company’s knowledge, is imminent which might reasonably be expected to have a Material Adverse Effect. The Company is not party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body which might reasonably be expected to have a Material Adverse Effect.

4.9      Properties. The Company has good and marketable title to all properties and assets reflected as owned in the financial statements included in the Private Placement Memorandum, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in the financial statements included in the Private Placement Memorandum or otherwise in the Private Placement Memorandum, or (ii) those which are not material in amount and do not adversely affect the use of such property by the Company. The Company holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to its business taken as a whole. The Company leases all such properties as are necessary to its operations as now conducted.

4.10    No Material Change. Since December 31, 2004, and except as described in the Private Placement Memorandum (i) the Company has not incurred any material liabilities or obligations, indirect, or contingent, or entered into any material oral or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings of the Company; (ii) the Company has not sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and the Company is not in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock of the Company other than the sale of the Shares hereunder or shares contributed as a matching contribution to participants’ accounts under the Company’s 401(k) plan, shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company’s Board of Directors and repurchases of shares or options pursuant to repurchase plans already approved by the Company’s Board of Directors, or indebtedness not incurred in the ordinary course of business that is material to the Company; and (v) there has not been any other event which has caused, or is likely to cause, a Material Adverse Effect.

4.11    Intellectual Property. (i) The Company owns or has obtained licenses or options for the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights and trade secrets necessary for the conduct of the Company’s business as currently conducted (collectively, the “Intellectual Property”); and (ii) (a) to the knowledge of the Company, there are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company for the products described in the Private Placement Memorandum that would preclude the Company from conducting its business as currently conducted and have a Material Adverse Effect, except for the ownership rights of the owners of the Intellectual Property licensed or optioned by the Company; (b) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any Intellectual Property owned, licensed or optioned by the Company, other than claims which would not reasonably be expected to have a Material Adverse Effect; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, licensed or optioned by the Company, other than non-material actions, suits, proceedings and claims; and (d) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than non-material actions, suits, proceedings and claims.

4.12    Compliance. The Company has not been advised, nor does the Company have reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting its business, except where failure to be so in compliance would not reasonably be expected to have a Material Adverse Effect.

4.13    Taxes. The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which might reasonably be expected to have a Material Adverse Effect.

4.14    Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been complied with.

4.15    Investment Company. The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

4.16    Offering Materials. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares other than the Private Placement Memorandum or any amendment or supplement thereto. Neither the Company nor any person acting on its behalf has in the past or will hereafter take any action independent of the Placement Agent to sell, offer for sale or solicit offers to buy any securities of the Company which would subject the offer, issuance or sale of the Shares, as contemplated by this Agreement, to the registration requirements of Section 5 of the Securities Act.

4.17    Insurance. The Company maintains insurance of the types and in the amounts that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

4.18    Price of Common Stock. The Company has not taken, and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of the Common Stock to facilitate the sale or resale of the Shares.

4.19    Corporate Legal Opinion. As a condition to the Purchasers’ obligation to purchase the Shares, Dechert LLP will deliver one or more legal opinions to the Placement Agent in a form reasonably satisfactory to the Placement Agent and its counsel. Such opinions also shall state that each of the Purchasers may rely thereon as though it were addressed directly to such Purchaser.

4.20    Certificate. At the Closing, the Company will deliver to Purchaser a certificate executed by the chief executive officer and the chief financial or accounting officer of the Company, dated as of the Closing Date, in form and substance reasonably satisfactory to the Purchasers, to the effect that the representations and warranties of the Company set forth in this Section 4 are true and correct as of the date of this Agreement and as of the Closing Date and that the Company has complied with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.

4.21    Reporting Company; Form S-3.

(a)           The Company is subject to the reporting requirements of the Exchange Act and has filed all reports required thereby. In the Company’s quarterly report on Form 10-Q for the period ended March 31, 2005, the line item “Net cash used in investing activities” for the three months ended March 31, 2005 under “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operation–The Company—Liquidity and Capital Resources” should have been “2,872” instead of “(2,872)”.

(b)           The Company is eligible to register the Shares for resale by the Purchaser on a registration statement on Form S-3 under the Securities Act. There exist no facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant’s consents) that reasonably could be expected to prohibit or delay the preparation and filing of a registration statement on Form S-3 that will be available for the resale of the Shares by the Purchaser.

4.22    Use of Proceeds. The Company shall use the proceeds from the sale of Shares as described under “Use of Proceeds” in the Private Placement Memorandum.

4.23    Non-Public Information. The Company has not disclosed to the Purchaser, whether in the Private Placement Memorandum or otherwise, information that would constitute material non-public information as of the Closing Date.

4.24    Use of Purchaser Name. Except as may be required by applicable law or regulation, the Company shall not use the Purchaser’s name or the name of any of its affiliates in any advertisement, announcement, press release or other similar public communication unless it has received the prior written consent of the Purchaser for the specific use contemplated or as otherwise required by applicable law or regulation.

4.25    Related Party Transactions. No transaction has occurred between or among the Company and its affiliates, officers or directors or any affiliate or affiliates of any such officer or director that is required to have been described under applicable securities laws in its Exchange Act filings and is not so described in such filings.

4.26    Off-Balance Sheet Arrangements. There is no transaction, arrangement or other relationship between the Company and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect. To the Company’s knowledge, there are no such transactions, arrangements or other relationships with the Company that may create contingencies or liabilities.

4.27    Governmental Permits, Etc. The Company has all franchises, licenses, certificates and other authorizations from such federal, state or local government or governmental agency, department or body that are currently required for the operation of the business of the Company as currently conducted, except where the failure to posses currently such franchises, licenses, certificates and other authorizations is not reasonably expected to have a Material Adverse Effect. The Company has not received any notice of proceedings relating to the revocation or modification of any such permit which, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

4.28    Financial Statements. The financial statements of the Company and the related notes contained in its Exchange Act filings present fairly, in accordance with generally accepted accounting principles, the financial position of the Company as of the dates indicated, and the results of its operations, cash flows and the changes in stockholders’ equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

4.29    Listing. Since May 3, 2004, the Company has not received any written notice from the Nasdaq National Market, any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company shall comply with all requirements of the Nasdaq National Market with respect to the issuance of Shares and shall use its best efforts to have the Shares listed on the Nasdaq National Market on or before the first date that the Registration Statement is declared effective by the Commission. The Common Stock is presently listed on the Nasdaq National Market.

4.30    Sarbanes-Oxley Act; Accounting Controls. The Company is, and at the Closing Date will be, in compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Exchange Act) that are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and the Company’s principal financial officer or persons performing similar functions.

4.31    ERISA Compliance. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any entity that is considered a “single employer” with the Company in accordance with Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”), for employees or former employees of the Company has been maintained in compliance with its terms (except that in any case in which any plan is currently required to comply with a provision of ERISA or of the Code, but is not yet required to be amended to reflect such provision, it has been maintained, operated and administered in accordance with such provision) and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

4.32    Foreign Corrupt Practices. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

4.33    Employee Relations. The Company is not a party to any collective bargaining agreement or employs any member of a union. The Company has no knowledge that its relations with its employees are other than satisfactory. No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. No executive officer of the Company, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters.

4.34    Environmental Matters. There has been no storage, disposal, generation, manufacture, transportation, handling or treatment of toxic wastes, hazardous wastes or hazardous substances by the Company (or, to the knowledge of the Company, any of its predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except where such violation or requirement, as the case may be, would not reasonably be expected to have a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind into such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or with respect to which the Company has knowledge, except where such spill, discharge, leak, emission, injection, escape, dumping or release would not reasonably be expected to have a Material Adverse Effect; the terms “hazardous wastes”, “toxic wastes”, “hazardous substances”, and “medical wastes” shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

4.35    Reimbursement. If any Purchaser or any of its affiliates or any officer, director, partner, controlling Person, employee or agent of a Purchaser or any of its affiliates (a “Related Person”) becomes involved in any capacity in any Proceeding (as defined below) brought by or against any Person in connection with or as a result of the transactions contemplated by the Agreements, the Company will indemnify and hold harmless such Purchaser or Related Person for its reasonable legal and other expenses (including the costs of any investigation, preparation and travel) and for any Losses (as defined below) incurred in connection therewith, as such expenses or Losses are incurred, excluding only Losses that result directly from such Purchaser’s or Related Person’s gross negligence, willful misconduct or violation of applicable securities laws. In addition, the Company shall indemnify and hold harmless each Purchaser and Related Person from and against any and all Losses, as incurred, arising out of or relating to any breach by the Company of any of the representations, warranties or covenants made by the Company in this Agreement. The conduct of any Proceedings for which indemnification is available under this paragraph shall be governed by Section 7.3(c) below. The indemnification obligations of the Company under this paragraph shall be in addition to any liability that the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Purchasers and any such Related Persons. If the Company breaches its obligations under this Agreement, then, in addition to any other liabilities the Company may have under this Agreement or applicable law, the Company shall pay or reimburse the Purchasers on demand for all costs of collection and enforcement (including reasonable attorneys fees and expenses). The Company specifically agrees to reimburse the Purchasers on demand for all costs of enforcing the indemnification obligations in this paragraph. As used in this Section, (i) ”Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, costs of preparation and reasonable attorneys’ fees; and (ii) ”Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

SECTION 5.           Representations, Warranties and Covenants of the Purchaser. (a) The Purchaser represents and warrants to, and covenants with, the Company that:  (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and comparable entities, and has had the opportunity to request, receive, review and consider all information it deems relevant in making an informed decision to purchase the Shares; (ii) the Purchaser is acquiring the number of Shares set forth in Section 2 above in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares (this representation and warranty not limiting the Purchaser’s right to sell pursuant to the Registration Statement or in compliance with the Securities Act and the Rules and Regulations, or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser’s right to indemnification under Section 7.3); (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, nor will the Purchaser engage in any short sale that results in a disposition of any of the Shares by the Purchaser, except in compliance with the Securities Act and the Rules and Regulations and any applicable state securities laws; (iv) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire attached hereto as part of Appendix I, for use in preparation of the Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement and the Purchaser will notify the Company immediately of any material change in any such information provided in the Registration Statement Questionnaire until such time as the Purchaser has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; (v) the Purchaser has, in connection with its decision to purchase the number of Shares set forth in Section 2 above, relied solely upon the Private Placement Memorandum and the documents included therein or incorporated by reference and the representations and warranties of the Company contained herein; (vi) the Purchaser has had an opportunity to discuss this investment with representatives of the Company and ask questions of them; (vii) the Purchaser is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act; and (viii) the Purchaser agrees to notify the Company immediately of any change in any of the foregoing information until such time as the Purchaser has sold all of its Shares or the Company is no longer required to keep the Registration Statement effective.

(b)           The Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the Rules and Regulations and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

(c)           For the benefit of the Company, the Purchaser previously agreed with the Placement Agent to keep confidential all information concerning this private placement. The Purchaser understands that the information contained in the Private Placement Memorandum is strictly confidential and proprietary to the Company and has been prepared from the Company’s publicly available documents and other information and is being submitted to the Purchaser solely for such Purchaser’s confidential use. The Purchaser agrees to use the information contained in the Private Placement Memorandum for the sole purpose of evaluating a possible investment in the Shares and the Purchaser hereby acknowledges that it is prohibited from reproducing or distributing the Private Placement Memorandum, this Agreement, or any other offering materials or other information provided by the Company in connection with the Purchaser’s consideration of its investment in the Company, in whole or in part, or divulging or discussing any of their contents, except to its financial, investment or legal advisors in connection with its proposed investment in the Shares. Further, the Purchaser understands that the existence and nature of all conversations and presentations, if any, regarding the Company and this offering must be kept strictly confidential. The Purchaser understands that the federal securities laws impose restrictions on trading based on information regarding this offering. In addition, the Purchaser hereby acknowledges that unauthorized disclosure of information regarding this offering may result in a violation of Regulation FD. The Purchaser’s obligations under this Section 5(c) will terminate upon the filing by the Company of a press release or press releases or a Current Report on Form 8-K describing this offering. The foregoing agreements shall not apply to any information that is or becomes publicly available through no fault of the Purchaser, or that the Purchaser is legally required to disclose; provided, however, that if the Purchaser is requested or ordered to disclose any such information pursuant to any court or other government order or any other applicable legal procedure, it shall provide the Company with prompt notice of any such request or order in time sufficient to enable the Company to seek an appropriate protective order.

(d)           The Purchaser understands that its investment in the Shares involves a significant degree of risk, including a risk of total loss of the Purchaser’s investment, and the Purchaser has full cognizance of and understands all of the risk factors related to the Purchaser’s purchase of the Shares, including, but not limited to, those set forth under the caption “Risk Factors” in the Private Placement Memorandum. The Purchaser understands that the market price of the Common Stock has been volatile and that no representation is being made as to the future value of the Common Stock. The Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and has the ability to bear the economic risks of an investment in the Shares.

(e)           The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

(f)            The Purchaser understands that, until such time as the Registration Statement has been declared effective or the Shares may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares will bear a restrictive legend in substantially the following form:

“The Shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state or other jurisdiction. The Shares may not be offered, sold, pledged or otherwise transferred except (1) pursuant to an exemption from registration under the Securities Act or (2) pursuant to an effective registration statement under the Securities Act, in each case in accordance with all applicable securities laws of the states and other jurisdictions, and in the case of a transaction exempt from registration, unless the Company has received an opinion of counsel reasonably satisfactory to it that such transaction does not require registration under the Securities Act and such other applicable laws.”

Notwithstanding the foregoing, certificates evidencing Shares shall not be required to contain such legend or any other legend (i) while a Registration Statement covering the resale of such Shares is effective under the Securities Act, or (ii) following any sale of such Shares pursuant to Rule 144 of the Securities Act (“Rule 144”) to a non-affiliate of the Company, as defined under Rule 144, or (iii) if such Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to this effect to the Company’s transfer agent on the effective date of the Registration Statement. Following the effective date of the Registration Statement or at such earlier time as a legend is no longer required for certain Shares, the Company will, no later than three trading days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such Shares, deliver or cause to be delivered to such Purchaser a certificate representing such Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

(g)           The Purchaser’s principal executive offices are in the jurisdiction set forth immediately below the Purchaser’s name on the signature pages hereto.

(h)           The Purchaser hereby covenants with the Company not to make any sale of the Shares under the Registration Statement without complying with the provisions of this Agreement and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied. The Purchaser will notify the Company promptly after the sale of all of its Shares. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the Prospectus forming a part of the Registration Statement (a “Suspension”) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares pursuant to said Prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the Suspension of the use of said Prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said Prospectus. Notwithstanding the foregoing, the Company agrees that no Suspension shall be for a period of longer than 30 consecutive days, and no Suspension shall be for a period of an aggregate in any 365-day period of longer than 60 days.

(i)            The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (ii) the making and performance of this Agreement by the Purchaser and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Purchaser or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Purchaser is a party, or any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Purchaser, (iii) no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required on the part of the Purchaser for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, (iv) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except to the extent enforcement of the indemnification provisions, set forth in Section 7.3 of this Agreement, may be limited by federal or state securities laws or the public policy underlying such laws, and (v) there is not in effect any order enjoining or restraining the Purchaser from entering into or engaging in any of the transactions contemplated by this Agreement.

SECTION 6.           Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefore.

SECTION 7.           Registration of the Shares; Compliance with the Securities Act.

7.1      Registration Procedures and Expenses. The Company shall:

(a)           as soon as reasonably practicable, but in no event later than ten days following the Closing Date, prepare and file with the Commission the Registration Statement on Form S-3 relating to the sale of the Shares by the Purchaser and the Other Purchasers from time to time on the Nasdaq National Market or the facilities of any national securities exchange on which the Common Stock is then traded or in privately-negotiated transactions, which Registration Statement shall have a “Plan of Distribution” section substantially in the form set forth in Exhibit A attached hereto;

(b)           use its best efforts, subject to receipt of necessary information from the Purchasers, to cause the Commission to declare the Registration Statement effective within sixty (60) days after the Closing Date or, in the event of a review of the Registration Statement by the Commission, within one hundred twenty (120) days after the Closing Date (the “Required Effectiveness Date”);

(c)           use its best efforts, subject to receipt of necessary information from the Purchasers, to promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earliest of (i) two years after the effective date of the Registration Statement, or (ii) such time as the Shares become eligible for resale by non-affiliates pursuant to Rule 144(k) under the Securities Act of 1933, as amended (the “Effectiveness Period”);

(d)           furnish to the Purchaser with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser;

(e)           file documents required of the Company for normal Blue Sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f)            bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any;

(g)           file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof to the Purchaser promptly after filing;

(h)           issue a press release describing the transactions contemplated by this Agreement on the Closing Date; and

(i)            make available, while the Registration Statement is effective and available for resale, its Chief Executive Officer and Chief Financial Officer for questions regarding information which the Purchaser may reasonably request in order to fulfill any due diligence obligation on its part.

The Company understands that the Purchaser disclaims being an underwriter, but the Purchaser being deemed an underwriter shall not relieve the Company of any obligations it has hereunder. A questionnaire related thereto to be completed by the Purchaser is attached hereto as Appendix I.

If (i) the Registration Statement is not filed on or prior to ten days following the Closing Date or the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five trading days after the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed,” or will not be subject to further review, (ii) the Registration Statement filed hereunder is not declared effective by the Commission by the Required Effectiveness Date, or (iii) after the Registration Statement is filed with and declared effective by the Commission, such Registration Statement ceases to be effective as to all the Shares to which it is required to relate at any time prior to the expiration of the Effectiveness Period without being succeeded within ten trading days by an amendment to such Registration Statement or by a subsequent Registration Statement filed with and declared effective by the Commission, or (iv) the Common Stock is not listed or quoted, or is suspended from trading on, the Nasdaq National Market or the facilities of any national securities exchange on which the Common Stock is then traded for a period of three trading days (which need not be consecutive trading days) (any such failure or breach being referred to as an “Event,” and the date on which such Event occurs being referred to as “Event Date”), then: (x) on each such Event Date the Company shall pay to each Purchaser an amount in cash, as partial liquidated damages and not as a penalty, equal to 1% of the aggregate purchase price paid by such Purchaser pursuant to the Purchase Agreement; and (y) on each monthly anniversary of each such Event Date thereof (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Purchaser an amount in cash, as partial liquidated damages and not as a penalty, equal to 1% of the aggregate purchase price paid by such Purchaser pursuant to the Purchase Agreement. Such payments shall be in partial compensation to the Purchasers and shall not constitute the Purchaser’s exclusive remedy for such events. If the Company fails to pay any liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 10% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchaser, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

7.2      Transfer of Shares After Registration. The Purchaser agrees that it will not effect any disposition of the Shares, except as contemplated in the Registration Statement referred to in Section 7.1 or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

7.3      Indemnification. For the purpose of this Section 7.3:

(i)       the term “Purchaser/Affiliate” shall mean any affiliate of the Purchaser, including a transferee who is an affiliate of the Purchaser, and any person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

(ii)      the term “Registration Statement” shall include any preliminary prospectus, final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in Section 7.1.

(a)           The Company agrees to indemnify and hold harmless each Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser or Purchaser/Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the prior written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, or any amendment or supplement thereto, or arise out of or are based upon the omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations or warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will promptly reimburse each such Purchaser and each such Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such Purchaser/Affiliate in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action not to exceed the proceeds from the purchase and sale of the Shares paid by such Purchaser; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, or (ii) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

(b)           Each Purchaser will severally indemnify and hold harmless the Company, each of its directors, each of its executive officers, including such officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, actual damages, liabilities or reasonable expenses to which the Company, each of its directors, each of its executive officers, including such officers who signed the Registration Statement, or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its executive officers, including such officers who signed the Registration Statement, or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its executive officers, including such officers who signed the Registration Statement, or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

(c)           Promptly after receipt by an indemnified party under this Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 7.3 to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved in writing the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d)           If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the private placement of Common Stock hereunder or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement and/or the Registration Statement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Shares purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the difference (the “Difference”) between the net amount such Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of the Company, on the one hand, and each Purchaser on the other shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact or the inaccurate representation and/or warranty relates to information supplied by the Company or by such Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers’ obligations to contribute pursuant to this Section 7.3 are several and not joint.

7.4      Termination of Conditions and Obligations. The restrictions imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares upon the passage of two years from the effective date of the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

7.5      Information Available. So long as the Registration Statement is effective covering the resale of Shares owned by the Purchaser, the Company will furnish to the Purchaser:

(a)           other than any such reports or communications filed with the Commission pursuant to the Commission’s EDGAR system, as soon as practicable after available (but in the case of the Annual Report to the Stockholders, within 150 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, upon the request of Purchaser, its Annual Report on Form 10-K, (iii) upon request of Purchaser, its quarterly reports on Form 10-Q, and (iv) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits); and

(b)           upon the reasonable request of the Purchaser, a reasonable number of copies of the Prospectuses, and any supplements thereto, to supply to any other party requiring such Prospectuses.

SECTION 8.           Broker’s Fee. The Purchaser acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of the Shares to the Purchaser. The Purchaser and the Company hereby agree that the Purchaser shall not be responsible for such fee and that the Company will indemnify and hold harmless the Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser or Purchaser/Affiliate may become subject with respect to such fee. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser.

SECTION 9.           Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon delivery to the party to be notified; (ii) when received by confirmed facsimile or (iii) one (1) business day after deposit with a nationally recognized overnight carrier, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the Company and the Purchaser as follows or at such other addresses as the Company or the Purchaser may designate upon ten (10) days’ advance written notice to the other party:

(a)           if to the Company, to:

Pharmacopeia Drug Discovery, Inc.

P.O. Box 5350

Princeton, New Jersey 08543-5350

Attn: General Counsel

Facsimile: (609) 452-3777

with a copy to:

James A. Lebovitz, Esq.

Dechert LLP

4000 Bell Atlantic Tower

1717 Arch Street

Philadelphia, PA 19103

Facsimile: (215) 994-2222

(b)           if to the Purchaser, at its address as set forth at the end of this Agreement.

SECTION 10.         Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser. No provision hereunder may be waived other than in a written instrument executed by the waiving party.

SECTION 11.         Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

SECTION 12.         Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 13.         Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the federal law of the United States of America. THE COMPANY AND THE PURCHASER HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE

COMPANY OR THE PURCHASER HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF THIS AGREEMENT), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR THE PURCHASER, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND THE PURCHASER HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

SECTION 14.         Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered (including by facsimile) to the other parties.

SECTION 15.         Entire Agreement. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.

SECTION 16.         Parties. This agreement is made solely for the benefit of and is binding upon the Purchaser and the Company and to the extent provided in Section 7.3, any person controlling the Company or the Purchaser, the officers and directors of the Company, and their respective executors, administrators, successors and assigns and subject to the provisions of Section 7.3, no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include any subsequent purchaser, as such purchaser, of the Shares sold to the Purchaser pursuant to this Agreement.

SECTION 17.         Assignment. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective permitted successors, assigns, heirs, executors and administrators. This Agreement and the rights of the Purchaser hereunder may be assigned by the Purchaser with the prior written consent of the Company, except such consent shall not be required in cases of assignments by an investment adviser to a fund for which it is the adviser or by or among funds that are under common control, provided that such assignee agrees to be bound by the terms of this Agreement.

SECTION 18.         Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

SECTION 19.         Independent Nature of Purchasers’ Obligations and Rights. The obligations and rights of each Purchaser under the Agreements are several and not joint with the obligations and rights of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Agreement. The decision of each Purchaser to purchase Shares pursuant to the Agreements has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in other Agreements, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreements. The Company hereby confirms that it understands and agrees that the Purchasers are not acting as a “group” as that term is used in Section 13(d) of the Exchange Act. The Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of the Agreements, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

PHARMACOPEIA DRUG DISCOVERY, INC.

By:
Leslie J. Browne
President and Chief Executive Officer

Print or Type:

Name of Purchaser
(Individual or Institution):

Name of Individual representing
Purchaser (if an Institution):

Title of Individual representing
Purchaser (if an Institution):

Signature by:

Individual Purchaser or Individual
representing Purchaser:

Address:

Telephone:

Telecopier:

SUMMARY INSTRUCTION SHEET FOR PURCHASER

(to be read in conjunction with the entire
Purchase Agreement which this follows)

A.            Complete the following items on BOTH Purchase Agreements (Please sign two originals):

1.             Page 22 - Signature:

(i)                                     Name of Purchaser (Individual or Institution)

(ii)                                  Name of Individual representing Purchaser (if an Institution)

(iii)                               Title of Individual representing Purchaser (if an Institution)

(iv)                              Signature of Individual Purchaser or Individual representing Purchaser

2.                                       Appendix I - Stock Certificate Questionnaire/Registration Statement Questionnaire:

Provide the information requested by the Stock Certificate Questionnaire and the Registration Statement Questionnaire.

3.                                       Return BOTH properly completed and signed Purchase Agreements including the properly completed Appendix I to (initially by facsimile with hand copy by overnight delivery):

Jefferies & Company, Inc.
520 Madison Avenue, 10th Floor
New York, NY 10022
Attention: Annette Grimaldi
Facsimile: (212) 284-8158

B.            Instructions regarding the transfer of funds for the purchase of Shares will be sent by facsimile to the Purchaser by the Placement Agent at a later date.

C.            Upon the resale of the Shares by the Purchasers after the Registration Statement covering the Shares is effective, as described in the Purchase Agreement, the Purchaser:

(i)                                     must deliver a current prospectus of the Company to the buyer (prospectuses must be obtained from the Company at the Purchaser’s request); and

(ii)                                  must send a letter in the form of Appendix II to the Company so that the Shares may be properly transferred.

Appendix I

Pharmacopeia Drug Discovery, Inc.
STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 3 of the Agreement, please provide us with the following information:

1.	The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above:

3.	The mailing address of the Registered Holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

1

Pharmacopeia Drug Discovery, Inc.
REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the preparation of the Registration Statement, please provide us with the following information:

SECTION 1.           Pursuant to the “Selling Stockholder” section of the Registration Statement, please state your or your organization’s name exactly as it should appear in the Registration Statement:

SECTION 2.           The number of shares being purchased and the purchase price being paid by you:

Number to Be Purchased	Price Per Share In Dollars	Aggregate Price
	$	$

SECTION 3.           Please provide the number of shares that you, your organization or any affiliates will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

Your Name (or name of Affiliated Entity)	Number Of Shares Owned

2

SECTION 4.           Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

☐ Yes       ☐ No

If yes, please indicate the nature of any such relationships below:

SECTION 5.           Are you (i) an NASD Member (see definition), (ii) a Controlling (see definition) shareholder of an NASD Member, (iii) a Person Associated with a Member of the NASD (see definition), or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any NASD Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any NASD Member?

Answer:  ☐ Yes   ☐  No        If “yes,” please describe below

NASD Member. The term “NASD member” means either any broker or dealer admitted to membership in the National Association of Securities Dealers, Inc. (“NASD”). (NASD Manual, By-laws Article I, Definitions)

Control. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. (Rule 405 under the Securities Act of 1933, as amended)

Person Associated with a member of the NASD. The term “person associated with a member of the NASD” means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its bylaws. (NASD Manual, By-laws Article I, Definitions)

Underwriter or a Related Person. The term “underwriter or a related person” means, with respect to a proposed offering, underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons. (NASD Interpretation)

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EXHIBIT A

Plan of Distribution

We are registering the shares of our common stock on behalf of the selling stockholders. A selling stockholder is a person named in the section entitled “Selling Stockholders” and also includes any donee, pledgee, transferee or other successor-in-interest selling shares received after the date of this prospectus from a selling stockholder as a gift or other non-sale related transfer.

We do not know of any plan of distribution for the resale of our common stock by the selling stockholders. We will not receive any of the proceeds from the sale by the selling stockholders of any of the resale shares.

The selling stockholders may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

•                  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•                  block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•                  an exchange distribution in accordance with the rules of the applicable exchange;

•                  privately negotiated transactions;

•                  short sales;

•                  broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•                  a combination of any such methods of sale; and

•                  any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

The selling stockholders may also engage in short sales against the box, puts and calls and other transactions in our securities or derivatives of our securities and may sell or deliver shares of our common stock in connection with these trades.

Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling stockholder. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the Securities Act.

The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties shall be deemed selling stockholders who may offer and sell the shares of common stock from time to time under this prospectus.

The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be deemed the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus.

The selling stockholders and any broker-dealers or agents that are involved in selling the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

We are required to pay all fees and expenses incident to the registration of the shares of common stock. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by any selling stockholder. If we are notified by any selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock, if required, we will supplement this prospectus. If the selling stockholders use this prospectus for any sale of the shares of common stock, they will be subject to the prospectus delivery requirements of the Securities Act.

The anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of our common stock and activities of the selling stockholders.